UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2014

CrossAmerica Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2014, the board of directors of CrossAmerica GP LLC, the general partner (the “General Partner”) of CrossAmerica Partners LP (the “Partnership”), approved the Second Amendment (the “Second Amendment”) to First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”).

The Second Amendment amends the definition of “Conflicts Committee” in Section 1.1 of the Partnership Agreement to state that the members of the conflicts committee may not be officers or employees of the General Partner or directors, officers or employees of its affiliates, including CST Brands, Inc., the indirect owner of the General Partner, may not hold any ownership interest in the General Partner or any of its affiliates that is determined by the board of directors of the General Partner to be likely to have an adverse impact on the ability of such director to fulfill his or her obligations as a member of the Conflicts Committee, and must meet the independence standards established by the New York Stock Exchange and the Securities Exchange Act of 1934, as amended (the “Act”) to serve on an audit committee of a board of directors.

The Second Amendment was approved pursuant to Section 13.1(d) of the Partnership Agreement, which provides that the General Partner, without the approval of any other partner of the Partnership, may amend any provision of the Partnership Agreement to reflect a change that the General Partner determines does not adversely affect the limited partners of CrossAmerica in any material respect.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure

On December 9, 2014, the Partnership will be presenting at the Wells Fargo Securities 13th 2014 Energy Symposium in New York, New York. The presentation and accompanying slide presentation for the event will be available on the Webcasts & Presentations page of the Partnership’s website at www.crossamericapartners.com. A copy of the slide presentation for the event is attached as Exhibit 99.1 to this Current Report and is incorporated into this Item 7.01 by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of CrossAmerica Partners LP, dated as of December 3, 2014

99.1	Investor Presentation by CrossAmerica Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CrossAmerica Partners LP
	By:	CrossAmerica Partners GP LLC
its general partner

Dated: December 9, 2014	By:	/s/ Gérard J. Sonnier
	Name:	Gérard J. Sonnier
	Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of CrossAmerica Partners LP, dated as of December 3, 2014

99.1	Investor Presentation by CrossAmerica Partners LP